SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2017

DETERMINE, INC.

(Exact name of Company as specified in Charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-29637 (Commission File No.)	77-0432030 (IRS Employee Identification No.)

615 West Carmel Drive, Suite 100

Carmel, Indiana 46032

(Address of Principal Executive Offices)

(650) 532-1500
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment of Business Financing Agreement

On June 1, 2017, Determine, Inc. (the “Company”) and its wholly owned subsidiary, Determine Sourcing Inc. entered into Amendment Number Ten to the Amended and Restated Business Financing Agreement (the “Amendment”) with Western Alliance Bank, as successor in interest to Bridge Bank, N.A. (“Western Alliance Bank”). The Amendment, among other things, extends the maturity date of the Company’s existing credit facility with Western Alliance Bank (the “Credit Facility”) to April 20, 2019.

The summary set forth above does not purport to be complete and is qualified in its entirety by reference to the Amendment included in Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

Amendment of Limited Guaranties

In connection with the Amendment to the Credit Facility, on June 1, 2017, Lloyd I. Miller, III (“Mr. Miller”), the Company’s largest stockholder, and his affiliates MILFAM II, L.P. (“MILFAM”) and Alimco Financial Corporation, a Delaware corporation formerly known as Alliance Semiconductor Corporation (“ALMC” and, together with Mr. Miller and MILFAM, the “Guarantors”), each entered into a further Amended and Restated Limited Guaranty (collectively, the “Amended Guaranties”) with Western Alliance. The Amended Guaranties extend the terms of the (i) Amended and Restated Limited Guaranties entered into by Mr. Miller and MILFAM with Western Alliance on April 22, 2016 (which were filed as exhibits to our Current Report on Form 8-K filed on April 26, 2016), and (ii) the Second Amended and Restated Limited Guaranty entered into by ALMC with Western Alliance on January 23, 2017 (which was filed as an exhibit to our Current Report on Form 8-K filed on January 27, 2017), to April 30, 2019. The Amended Guaranties also provide that if the maturity date of the Credit Facility is subsequently amended, the terms of the Amended Guaranties would automatically extend to a date ten (10) days following the extended maturity date under the Credit Facility, but no later than July 30, 2020.

The summary set forth above does not purport to be complete and is qualified in its entirety by reference to the further Amended and Restated Limited Guaranties filed as Exhibits 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K, which are incorporated by reference herein.

Guaranty Fee Agreement

In connection with the Amended Guaranties, the Company entered into a Guaranty Fee Agreement (the “Fee Agreement”) with the Guarantors, pursuant to which the Company agrees to pay the Guarantors an extension fee of an aggregate of 50,000 shares of the Company’s common stock on a pro rata basis to each of the respective Guarantors. Additionally, if the maturity date under the Credit Facility is subsequently amended such that the terms of the Amended Guaranties are further extended as described above, the Company would pay the Guarantors an additional extension fee of an aggregate of 62,500 shares of the Company’s common stock on a pro rata basis to each of the respective Guarantors.

The summary set forth above does not purport to be complete and is qualified in its entirety by reference to the Fee Agreement filed as Exhibit 10.5 to this Current Report on Form 8-K, which is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Amendment Number Ten to Amended and Restated Business Financing Agreement, dated as of June 1, 2017.

10.2	Second Amended and Restated Limited Guaranty, dated June 1, 2017, between Western Alliance Bank and Lloyd I. Miller, III.

10.3	Second Amended and Restated Limited Guaranty, dated June 1, 2017, between Western Alliance Bank and MILFAM II, L.P.

10.4	Third Amended and Restated Limited Guaranty, dated June 1, 2017, between Western Alliance Bank and Alimco Financial Corporation.

10.5	Guaranty Fee Agreement, dated June 1, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2017

DETERMINE, INC. By: /s/ John K. Nolan Name: John K. Nolan Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment Number Ten to Amended and Restated Business Financing Agreement, dated as of June 1, 2017.

10.2	Second Amended and Restated Limited Guaranty, dated June 1, 2017, between Western Alliance Bank and Lloyd I. Miller, III.

10.3	Second Amended and Restated Limited Guaranty, dated June 1, 2017, between Western Alliance Bank and MILFAM II, L.P.

10.4	Third Amended and Restated Limited Guaranty, dated June 1, 2017, between Western Alliance Bank and Alimco Financial Corporation.

10.5	Guaranty Fee Agreement, dated June 1, 2017.